EXHIBIT 10.11

                                 AMENDMENT NO. 2
                                       TO
                          REGISTRATION RIGHTS AGREEMENT

      THIS AMENDMENT NO. 2 TO REGISTRATION RIGHTS AGREEMENT (this "Amendment Two") is made as of April 24, 1997, by and between Intelect Communications Systems Limited, a Bermuda corporation (the "Company"), and St. James Capital Corp., a Delaware corporation (the "Purchaser").

      WHEREAS, on February 26, 1997, the Company and the Purchaser entered into a Registration Rights Agreement (the "Original Registration Rights Agreement"), pursuant to which the Company granted the Purchaser certain registration rights in respect of the Shares (as such term is defined in the Original Registration Rights Agreement);

      WHEREAS, effective as of February 26, 1976, the Purchaser agreed to amend and restate the Floating Rate Promissory Note from the Company to Purchaser dated as of February 26,1997, in the original principal amount of $2,500,000 (the "Note"), such that, among other matters, the principal amount that may be advanced under the Note was increased from $2,500,000 to up to $5,000,000, and in connection therewith the Company and the Purchaser executed an "Amendment No. 1 to the Registration Rights Agreement" ("Amendment One") granting registration rights with respect to warrants for 300,000 additional shares (the "Second Warrant Shares") of the Company's Common Stock, par value $0.01 per share (the "Common Stock") issued under a Warrant dated March 27, 1997 by the Company to the Purchaser (the "Second Warrant");

      WHEREAS, on the date hereof and effective as of February 26, 1997, the Purchaser agreed to further amend and restate the Note by execution of a Second Amended and Restated Floating Rate Promissory Note such that, among other matters, the principal amount that may be advanced under the Note is increased from $5,000,000 to up to $6,000,000;

      WHEREAS, as of the date hereof and in connection with the execution of the Second Amended and Restated Floating Rate Promissory Note, the Company issued the Purchaser a Warrant (the "Third Warrant") which may be exercised to purchase shares of the Company's Common Stock at $3.25 per share, subject to adjustment (the "Third Warrant Shares");

      WHEREAS, the Company wishes to grant the Purchaser certain registration rights in respect of the New Warrant Shares, as set forth herein;

      WHEREAS, the Company wishes to further amend the Original Registration Rights Agreement, as amended by Amendment One, in the manner set forth herein;

      NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereby agree as follows:

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
      SECTION 1. The definition of "Registrable Securities" in the Original Registration Rights Agreement, as amended by Amendment One, is hereby amended to read in its entirety as follows:

            REGISTRABLE SECURITIES shall mean (i) the Shares; (ii) the Second Warrant Shares; (iii) the Third Warrant Shares; and (iv) any Common Stock issued or issuable at any time or from time to time in respect of the securities in (i), (ii) or (iii) of this sentence upon a stock split, stock dividend, recapitalization or other similar event involving the Company.

      SECTION 2. All references to the term "Shares" in the Original Registration Rights Agreement shall be amended and replaced by the term "Registrable Securities", except as set forth in SECTION 1 of this Amendment.

      SECTION 3. By their execution of this Amendment, both the Company and the Purchaser agree to be a party to, and bound by, the terms of the Original Registration Rights Agreement, as amended by Amendment One and this Amendment Two.

      SECTION 4. This Amendment Two shall be governed in all respects by the laws of the State of Texas.

      SECTION 5. All other terms and conditions of the Original Registration Rights Agreement, as amended by Amendment One, shall be and remain the same and in full force and effect.

      SECTION 6. Each party hereto represents and warrants that this Amendment Two has been duly authorized by it and has been duly executed and delivered on its behalf, and the Original Registration Rights Agreement, after giving effect to Amendment One and this Amendment Two, constitutes a valid and legally binding agreement of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws of general application relating to or effecting the enforcement of creditors' rights.

      SECTION 7. This Amendment Two may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

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
                         THE COMPANY'S SIGNATURE PAGE

      IN WITNESS WHEREOF, the Company has executed this Amendment Two effective upon the date first set forth above.


                                 INTELECT COMMUNICATIONS SYSTEMS LIMITED

                                 By: /s/ HERMAN M. FRIETSCH
                                 Name:   Herman M. Frietsch
                                 Title:  President and CEO

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
                         THE PURCHASER'S SIGNATURE PAGE

      IN WITNESS WHEREOF, the Purchaser has signed this Amendment Two as of the date first written above.

                                 ST. JAMES CAPITAL CORP.

                                 By: /s/ ILLEGIBLE
                                 Name:
                                 Title:

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
                                 AMENDMENT NO. 3
                                       TO
                          REGISTRATION RIGHTS AGREEMENT

      THIS AMENDMENT NO. 3 TO REGISTRATION RIGHTS AGREEMENT (this "Amendment Three") is made as of May 8, 1997, by and between Intelect Communications Systems Limited, a Bermuda corporation (the "Company"), and St. James Capital Corp., a Delaware corporation (the "Purchaser").

      WHEREAS, on February 26, 1997, the Company and the Purchaser entered into a Registration Rights Agreement (the "Original Registration Rights Agreement"), pursuant to which the Company granted the Purchaser certain registration rights in respect of the Shares (as such term is defined in the Original Registration Rights Agreement, as thereafter amended);

      WHEREAS, the Original Registration Rights Agreement has been amended by Amendment No. 1 to Registration Rights Agreement dated as of March 27, 1997 ("Amendment One") and Amendment No. 2 to Registration Rights Agreement dated as of April 24, 1997 ("Amendment Two");

      WHEREAS, effective as of the date hereof, the Company has agreed to issue a Warrant to Purchase 50,000 shares of Common Stock of the Company (the "Fourth Warrant Shares") and grant registration rights with respect to such shares; and

      WHEREAS, the Company wishes to further amend the Original Registration Rights Agreement, as amended by Amendment One and Amendment Two, in the manner as set forth herein.

      NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereby agree as follows:

      SECTION 1. The definition of "Registrable Securities" in the Original Registration Rights Agreement, as amended by Amendment One and Amendment Two, is hereby amended to read in its entirety as follows:

            REGISTRABLE SECURITIES shall mean (i) the Shares; (ii) the Second Warrant Shares; (iii) the Third Warrant Shares; (iv) the Fourth Warrant Shares; and (v) any Common Stock issued or issuable at any time or from time to time in respect of the securities in (i), (ii), (iii) or (iv) of this sentence upon a stock split, stock dividend, recapitalization or other similar event involving the Company.

      SECTION 2. By their execution of this Amendment, both the Company and the Purchaser agree to be a party to, and bound by, the terms of the Original Registration Rights Agreement, as amended by Amendment One, Amendment Two and this Amendment Three.

      SECTION 3. This Amendment Three shall be governed in all respects by the laws of the State of Texas.

      SECTION 4. All other terms and conditions of the Original Registration Rights Agreement, as amended by Amendment One and Amendment Two, shall be and remain the same and in full force and effect.

      SECTION 5. Each party hereto represents and warrants that this Amendment Three has been duly authorized by it and has been duly executed and delivered on its behalf, and the Original Registration Rights Agreement, after giving effect to Amendment One, Amendment Two and this Amendment Three, constitutes a valid and legally binding agreement of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws of general application relating to or effecting the enforcement of creditors' rights.

      SECTION 6. This Amendment Three may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

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
                          THE COMPANY'S SIGNATURE PAGE

      IN WITNESS WHEREOF, the Company has executed this Amendment Three effective upon the date first set forth above.

                              INTELECT COMMUNICATIONS SYSTEMS LIMITED

                              By: /s/ HERMAN M. FRIETSCH
                              Name:   Herman M. Frietsch
                              Title:  President and CEO

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
                         THE PURCHASER'S SIGNATURE PAGE

      IN WITNESS WHEREOF, the Purchaser has signed this Amendment Three as of the date first writte above.

                              ST. JAMES CAPITAL CORP.

                              By: /s/ SIGNATURE ILLEGIBLE
                              Name:
                              Title:

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